                                                                   EXHIBIT 10.40

                               AMENDMENT NO. 2 TO
                            REVOLVING LOAN AGREEMENT


     This Amendment No. 2 to Revolving Loan Agreement (this "Amendment No. 2"), dated as of March 26, 1998, is entered into with reference to the Revolving Loan Agreement dated as of June 13, 1997 among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings specified for such terms in the Loan Agreement. Section references herein relate to the Loan Agreement unless stated otherwise.

                                 R E C I T A L S

     A. Pursuant to a letter dated February 13, 1998 delivered by Borrower to the Agent, on behalf of the Lenders, Borrower has advised the Lenders that Borrower has violated the Tangible Net Worth and Interest Coverage Ratio financial covenants set forth in Sections 6.12 and 6.15 of the Loan Agreement, respectively, for the Fiscal Quarter ended December 31, 1997. According to such letter, and based on Borrower's unaudited "draft" financial statements, Tangible Net Worth of Borrower and its Subsidiaries was $52,233,991 as of December 31, 1997 and Borrower's Interest Coverage Ratio was 1.43 to 1.00. Pursuant to the terms of the Loan Agreement, Borrower was required to have Tangible Net Worth of $52,580,000 as of December 31, 1997 and an Interest Coverage Ratio of not less than 1.85 to 1.00 as of such date.

     B. Borrower has requested that the Lenders waive the Events of Default that would otherwise occur as a result of the foregoing covenant violations.


                                A G R E E M E N T

     Borrower and the Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

     1. Waiver. In reliance upon the foregoing recitals and the representations and warranties contained in Section 5 below, the Lenders hereby waive Borrower's compliance with the Tangible Net Worth covenant and the Interest Coverage Ratio covenant for the Fiscal Quarter ended December 31, 1997, provided, however, that Tangible Net Worth, as reflected in the "final" consolidated financial statements of Borrower and its Subsidiaries to be delivered to the Lenders pursuant to Section 7.1(b) of the Loan Agreement for the Fiscal Quarter ended December 31, 1997, is not less than $52,000,000 and, provided further, that such financial statements reflect an Interest Coverage Ratio of not less than 1.35 to
1.00 as of such date. Notwithstanding the foregoing, the Lender shall be entitled to require full compliance with Sections 6.12 and 6.15 of the Loan Agreement with respect to each other fiscal period.

     2. Amendment to Section 1.1. The definition of "Interest Coverage Ratio" in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

          "Interest Coverage Ratio" means, as of the last day of any Fiscal Quarter commencing the Fiscal Quarter ending March 31, 1998, the ratio of (a) Available Cash Flow for the fiscal period consisting of (i) in the case of the Fiscal Quarter ending March 31, 1998, such Fiscal Quarter, (ii) in the case of the Fiscal Quarter ending June 30, 1999, such Fiscal Quarter and the immediately preceding Fiscal Quarter,
          (iii) in the case of the Fiscal Quarter ending September 30, 1998, such Fiscal Quarter and the two immediately preceding Fiscal Quarters and (iv) in the case of the Fiscal Quarter ending December 31, 1998 and each subsequent Fiscal Quarter, such Fiscal Quarter and the three immediately preceding Fiscal Quarters to (b) Interest Charges of Borrower and its Subsidiaries for the corresponding fiscal period.

     3. Conditions Precedent. The effectiveness of this Amendment No. 2 shall be conditioned upon the receipt by the Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

          (a) counterparts of this Amendment No. 2 executed by all parties hereto;

          (b) a consent and reaffirmation executed by all of the Guarantors in the form of Exhibit A to this Amendment No. 2; and

          (c) written consent of the Requisite Lenders as required under Section
     11.2 of the Loan Agreement in the form of Exhibit B to this Amendment No.
     2.

     4. Amendment Fee. In addition to the conditions precedent specified above, the effectiveness of this Amendment No. 2 shall be further conditioned upon the receipt by the Agent, for the ratable accounts of the Lenders pro rata according to their Pro Rata Share of the Commitment, an amendment fee equal to $25,000.00.

     5. Representations and Warranties. Borrower represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment No. 2, no Default or Event of Default remains in effect.

     6. Confirmation. In all respects, the terms of the Loan Agreement and the other Loan Documents, in each case as amended hereby, are hereby confirmed.

     IN WITNESS WHEREOF, Borrower and the Agent have executed this Amendment No. 2 as of the date first set forth above by their duly authorized representatives.

                                        CENTRAL FINANCIAL ACCEPTANCE
                                        CORPORATION, a Delaware corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as the Agent


                                        By: /s/ PERRY MORETH
                                            ------------------------------------
                                            Perry Moreth
                                            Vice President

                          Exhibit A to Amendment No. 2


                     CONSENT AND REAFFIRMATION OF GUARANTORS


     Each of the undersigned Guarantors hereby consents to the execution, delivery and performance by Borrower and the Agent of the foregoing Amendment No. 2 ("Amendment No. 2"). In connection therewith, each of the undersigned expressly and knowingly reaffirms its liability under the Guaranty to which it is a party executed and delivered by such Guarantor in favor of the Agent (on behalf of the Lenders), and expressly agrees to be and remain liable under the terms of such Guaranty for the Guarantied Obligations described therein and acknowledges that it has no defense, offset or counterclaim whatsoever against the Agent or the Lenders with respect to such Guaranty.

     Each of the undersigned further agrees that such Guaranty shall remain in full force and effect and is hereby ratified and confirmed.

     Each of the undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantors is not necessary for the continued validity and enforceability of such Guaranty, but is executed to induce the Agent and the Lenders to approve of and otherwise enter into the Amendment No. 2.

     IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantors to be executed as of March 26, 1998.


                                        BANNER HOLDINGS, INC.,
                                        a Delaware corporation

                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer


                                        CENTRAL FINANCIAL ACCEPTANCE
                                        CORPORATION, a Delaware corporation

                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                                        CENTRAL CONSUMER FINANCE
                                        COMPANY, a Delaware corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer



                                        CENTRAVEL, INC., a California
                                        corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer



                                        CENTRAL PREMIUM FINANCE COMPANY,
                                        a California corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer



                                        BCE PROPERTIES, INC.,
                                        a California corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer



                                        C.E.A. ACQUISITION CORPORATION,
                                        a California corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                                        C.E.A. TRAVEL CORPORATION,
                                        a California corporation


                                        By: /s/ GARY M. CYPRES
                                            ------------------------------------
                                            Gary M. Cypres
                                            Chief Executive Officer

                          Exhibit B to Amendment No. 2

                                CONSENT OF LENDER


     Reference is hereby made to that certain Revolving Loan Agreement dated as of June 13, 1997 among Central Financial Acceptance Corporation, a Delaware corporation, as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Agent (as amended from time to time, the "Loan Agreement").

     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Revolving Loan Agreement by Wells Fargo Bank, National Association, as Agent, on its behalf, substantially in the form of a draft dated on or about March 18, 1998 presented to the undersigned Lender.

Dated: March 26, 1998

                                        ----------------------------------------
                                                [Name of Institution]

                                        By:
                                            ------------------------------------

                                            ------------------------------------
                                               [Printed Name and Title]


                                        By:
                                            ------------------------------------

                                            ------------------------------------
                                               [Printed Name and Title]